                        ANNUAL REPORT / OCTOBER 31, 1998


                         AIM EUROPEAN DEVELOPMENT FUND


                                 [COVER IMAGE]


[AIM LOGO APPEARS HERE]           INVEST WITH DISCIPLINE--Registered Trademark--

                     -------------------------------------

             HOMMAGE A BLERIOT, NO. 2, FRAGMENT BY ROBERT DELAUNAY

          LOUIS BLERIOT, A FRENCH ENGINEER AND INVENTOR, WAS THE FIRST

[COVER     PERSON TO FLY ACROSS THE ENGLISH CHANNEL FROM FRANCE, TRANS-
IMAGE]
         PORTED BY A 28-HORSEPOWER MONOPLANE OF HIS OWN DESIGN. NEARLY

            100 YEARS LATER, THE SAME SPIRIT OF ENTREPRENEURSHIP AND

         COURAGE THAT LAUNCHED BLERIOT'S FLIGHT HAS SENT EUROPE'S MAR-

                                 KETS SOARING.

                      -------------------------------------


AIM European Development Fund is for shareholders who seek long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Development Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Since inception on 11/3/97, cumulative total return including sales charges was 22.50% for Class A shares; 23.70% for Class B shares; and 27.80% for Class C shares. Because Class A, B, and C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized.
o Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI Europe Index is a group of unmanaged European securities tracked by Morgan Stanley Capital International.
o The MSCI World Index is a group of unmanaged securities listed on major world stock exchanges and tracked by Morgan Stanley Capital International.
o The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The unmanaged Lipper European Fund Index represents an average of the performance of the 30 largest European-region mutual funds. It is compiled by Lipper Analytical Services, Inc., and independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends. They do not include sales charges.

  MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR
   ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR
     GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT
          RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.




                          AIM EUROPEAN DEVELOPMENT FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    Throughout the period covered by this report, markets
     [PHOTO OF      worldwide vacillated between optimism that the woes in Asia
    Charles T.      would be contained and worry that they would become a major
      Bauer,        economic drag on the U.S. and the rest of the world. As a
   Chairman of      result, markets worldwide were especially volatile.
   the Board of         The abrupt reversals of market sentiment during this
     THE FUND       reporting period reinforce our conviction that markets are
   APPEARS HERE]    unpredictable in the short term. Since even the best money managers cannot know exactly when to enter and exit a market, we believe that the wisest strategy is to stay fully invested.

                    MARKET RECAP
                    In August, a variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. Even European stocks, which had been world market leaders, were shaken. In a global display of lost confidence, investors flocked to investments perceived as safe and liquid. Even blue-chip stocks and high-quality corporate bonds went out of favor.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the reporting period, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the period ended, it shifted direction, lowering interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the close of the reporting period, as this report was being written, the Fed lowered rates a third time.)
    Investors responded favorably. The reporting period closed with international equities rallying and bonds losing some of their momentum. Between the Fed's second interest rate move on October 15 and the close of the reporting period, the EAFE Index gained more than 5%.
    However difficult this reporting period has been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing that the potential for downturns is always present. Your financial consultant is your best resource for helping you construct a diversified portfolio, and also for helping you to weather turbulent markets and keep your eye on your long-term goals.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's performance. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative.
    If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                     -------------------------------------

                              THE REPORTING PERIOD

                              CLOSED WITH INTERNA-

                            TIONAL EQUITIES RALLYING

                             AND BONDS LOSING SOME

                               OF THEIR MOMENTUM.

                     -------------------------------------


                         AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW




FUND WITHSTANDS GLOBAL TURMOIL, REPORTS
SUPERIOR PERFORMANCE

GLOBAL MARKET VOLATILITY DOMINATED FINANCIAL NEWS IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
At the end of the reporting period, the Fund was just days away from its first anniversary celebration--and there was good reason to celebrate. The Fund has enjoyed outstanding performance since its debut.
    Cumulative total return from inception on November 3, 1997 to the end of the reporting period was 29.60% for Class A shares, 28.70% for Class B shares, and 28.80% for Class C shares. The Fund's results were nearly double those achieved by its peer group: the Lipper European Fund Index produced a total return of 15.33% for the period October 31, 1997 to October 31, 1998. During that same period, the Fund also outperformed its broader market index--the MSCI Europe Index--which brought in a return of 23.06%. Please see inside the front cover for Fund performance results that include sales charges.
    We're pleased to report that net assets in the Fund grew to $136.4 million as of October 31, 1998.

WITH MOST OF THE WORLD FACING ECONOMIC DIFFICULTY, WHY HAVE EUROPE'S MARKETS STAYED STRONG?
It was a fairly stormy period for much of the world, and while the waters did get a little choppy in Europe at times, overall the region was spared from catastrophe. European companies have continued to show superior earnings growth--stronger than their U.S. counterparts and available at a cheaper price. Even though Europe was affected by summer's global downturn, the major long-term themes driving growth in the region have sheltered it somewhat from the extreme losses felt in other parts of the world.
    The expected introduction of Europe's Economic and Monetary Union (EMU) has forced countries to adopt strict budgetary and financial standards. Investors have benefited from a decrease in interest rates, lower inflation, and an increase in privatization. With the introduction of a single currency (the euro), European companies are becoming more competitive--trimming costs and developing new products for the unified marketplace. (Please see page 4.)

HOW HAVE YOU MANAGED THE PORTFOLIO IN THIS ENVIRONMENT?
The management team has stayed true to its focus on earnings growth. We've built the portfolio on a stock-by-stock basis, rather than following a rigid country-allocation model. We also seek to maintain a diversified portfolio to help buffer the Fund from volatility. At the end of the reporting period, the Fund was invested in 121 holdings, representing companies found in 17 different countries.
    As an all-cap fund, we may invest in companies of any size. However, when Europe felt a few shock waves of volatility during the last months of the reporting period, the Fund migrated to larger cap names. Though they may not grow as aggressively as smaller companies, these stronger, more established companies are often better able to maintain their earnings during difficult times.
    As of October 31, 1998, stocks of companies with over $7.4 billion in market capitalization constituted 40% of the portfolio, up from 31% as of April 30, 1998. Despite this shift, we still found good earnings growth in many small and medium-sized companies.

COULD YOU DESCRIBE A FEW OF YOUR TOP HOLDINGS?
Many of the holdings in our top 10 list are there because their earnings have directly benefited from Europe's entrepreneurial renaissance. For instance, Ordina Beheer of the Netherlands is helping Europe become more efficient and competitive by providing business automation services. The company creates custom information systems, supplies and installs packaged software, and provides training to a global list of clients. Similarly, French computer-services company Sopra has benefited from increased demand for

                     -------------------------------------

                      EUROPEAN COMPANIES HAVE CONTINUED TO

                         SHOW SUPERIOR EARNINGS GROWTH-

                     STRONGER THAN THEIR U.S. COUNTERPARTS

                       AND AVAILABLE AT A CHEAPER PRICE.

                     -------------------------------------

CUMULATIVE TOTAL RETURNS

===================================================
  29.60%*           23.06%**            15.33%**
---------------------------------------------------

AIM European      MSCI Europe       Lipper European
 Development         Index            Fund Index
 Fund, A shares
===================================================

*  11/3/97-10/31/98
** 10/31/97-10/31/98

          See important Fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW




PORTFOLIO COMPOSITION

As of October 31, 1998, based on total net assets

========================================================
 TOP 10 EQUITY HOLDINGS
--------------------------------------------------------
 1.  Corp. Financiera Reunida, S.A. (Spain)        1.37%
 2.  Total S.A.-Class B (France)                   1.33
 3.  Montupet (France)                             1.32
 4.  Allied Irish Banks PLC (Ireland)              1.30
 5.  Jarvis PLC (UK)                               1.27
 6.  Wolters Kluwer N.V. (Netherlands)             1.24
 7.  ELF Aquitaine S.A. (France)                   1.16
 8.  Ordina Beheer N.V.-W.I. (Netherlands)         1.13
 9.  Sopra S.A. (France)                           1.10
10.  Cattles PLC (UK)                              1.07
========================================================

==========================================================================================================
 TOP 10 INDUSTRIES                                                   TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------
 1.  Services (Commercial & Consumer)             10.33              1.  France                    18.93%
 2.  Banks (Major Regional)                        7.88              2.  United Kingdom            14.06
 3.  Computers (Software & Services)               6.64              3.  Germany                   11.20
 4.  Telecommunications (Cellular/Wireless)        5.37              4.  Netherlands                7.22
 5.  Retail (Food Chains)                          4.91              5.  Italy                      6.73
 6.  Foods                                         3.96              6.  Spain                      4.94
 7.  Telephone                                     3.55              7.  Switzerland                4.84
 8.  Oil & Gas (Refining & Marketing)              3.44              8.  Portugal                   4.24
 9.  Insurance (Multi-Line)                        3.17              9.  Sweden                     3.97
10.  Retail (Department Stores)                    3.04             10.  Belgium                    2.43

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==========================================================================================================

computer upgrades and from the trend toward outsourcing.
    As Europe grows and its businesses modernize, the workforce requires better training and access to information. Dutch publisher Wolters Kluwer fills this need for a whole range of professions. The company's electronic products for the legal and tax professions and its computer-based training programs have been in extremely high demand.

WERE THERE ANY MAJOR DISAPPOINTMENTS?
Early in 1998, some of the best-performing stocks in Europe were banks and financial services companies. But during the third quarter, many of these stocks bore the heaviest weight of Europe's market correction, mostly because of loans made to Asia, Russia, or Latin America.
    While some of our bank holdings performed worse than expected, we also held some strong financial stocks--companies with great restructuring stories and notable earnings growth. For instance, one of our top 10 holdings was U.K.-based Cattles, a fast-growing consumer finance and corporate services company.
Despite the setback banks suffered over the summer, we still believe there is long-term potential in the industry. With the coming of EMU, we are watching for continued merger and acquisition activity.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The global nature of 1998's financial turmoil made Europe and its investors pause to consider the region's relationship to the rest of the world. After enjoying months of enthusiastic growth, we expect Europe to end 1998 on a more muted note. But we expect continued strong earnings from French companies, and we believe the fourth quarter will bring better than expected earnings from many U.K. companies. Though 1999 may open with a certain degree of volatility inspired by the changeover to euro, we do feel that the change will probably be for the better, especially in the long term. What makes Europe so exciting right now is the change in attitude toward entrepreneurship and investing. With more people bringing their ideas to the marketplace and more citizens becoming shareholders, Europe is on its way to becoming one of the economic powerhouses of the 21st century.

                     -------------------------------------

                       MANY OF THE HOLDINGS IN OUR TOP 10

                     LIST ARE THERE BECAUSE THEIR EARNINGS

                     HAVE DIRECTLY BENEFITED FROM EUROPE'S

                          ENTREPRENEURIAL RENAISSANCE.

                     -------------------------------------

          See important Fund and index disclosures inside front cover.


                         AIM EUROPEAN DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW




WELCOME THE EURO

Starting January 1, 1999, Europe will launch a brand new currency--the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the European Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.
    The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro, the same way that a quarter is a denomination of a dollar.

A NEW BUSINESS ENVIRONMENT
The euro is expected to bring greater unity to the European business world: price comparison of goods, services, and labor across Europe may be much easier.
    Because of this "price transparency," European companies may be forced to become more competitive. An increase in merger and acquisition activity is expected.
    The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.
    Europe's fixed-income markets could also be transformed. Since currency risk may be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.
    The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.

                                  [EURO SYMBOL]

                              The new euro symbol,
                         designed to suggest stability
                             and a unified Europe.

AIM EUROPEAN DEVELOPMENT FUND AND THE EURO
The chart below left shows where the portfolio was invested as of 10/31/98. The second chart translates that into "euro," showing what percentage of the portfolio was invested in the 11 Euroland countries. Keep in mind that the fund selects stocks on the basis of earnings. We do not rely on pre-determined allocations to particular countries. Also remember that the portfolio's composition is subject to change.

===============================================================================
               PIE CHART                              PIE CHART
-------------------------------------------------------------------------------

IRELAND 2.42%           OTHER  11.44%               OTHER 11.44%,

BELGIUM 2.43%           GERMANY 11.20%              UK 14.06%,

PORTUGAL 4.24%          FINLAND 2.15%               OTHER  NON-UK EUROPE 12.49%

SPAIN 4.94%             AUSTRIA 1.75%               EUROLAND 62.01%

ITALY 6.73%             FRANCE  18.93%

NETHERLANDS 7.22%       OTHER NON-UK
                        EUROPE 12.49%

                        UK 14.06%
===============================================================================

                          AIM EUROPEAN DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-88.56%

AUSTRIA-1.75%

Semperit A.G. (Textiles-Specialty)        9,600   $  1,038,908
--------------------------------------------------------------
Topcall International A.G.
  (Computers-Software & Services)         4,200      1,349,137
--------------------------------------------------------------
                                                     2,388,045
--------------------------------------------------------------

BELGIUM-2.43%

Colruyt N.V. (Retail-Food Chains)           900        752,854
--------------------------------------------------------------
Creyf's N.V. (Services-Commercial
  & Consumer)                             3,500      1,198,770
--------------------------------------------------------------
Delhaize-Le Lion, S.A.
  (Retail-Food & Drug)(a)                15,900      1,359,133
--------------------------------------------------------------
                                                     3,310,757
--------------------------------------------------------------

CROATIA-0.39%

Pliva DD (Health Care-Drugs-Major
  Pharmaceutical) (acquired
  11/14/97-06/04/98; cost
  $631,540)(b)                           36,000        529,200
--------------------------------------------------------------

FINLAND-2.15%

Helsingin Puhelin Oyj
  (Telecommunications-
  Cellular/Wireless)                     13,600        746,412
--------------------------------------------------------------
Nokia Oyj A.B.-Class A
  (Communications Equipment)             15,400      1,404,590
--------------------------------------------------------------
Tieto Corp.-Class B
  (Computers-Software & Services)        25,500        775,261
--------------------------------------------------------------
                                                     2,926,263
--------------------------------------------------------------

FRANCE-18.93%

Accor S.A. (Lodging-Hotels)               4,200        882,547
--------------------------------------------------------------
Altran Technologies, S.A.
  (Services-Commercial & Consumer)        7,300      1,428,795
--------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)           9,750      1,102,508
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                  7,400        468,887
--------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers-Software & Services)         8,000      1,202,802
--------------------------------------------------------------
Danone (Foods)                            4,040      1,068,614
--------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)              13,700      1,586,168
--------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food Chains)(a)                11,800      1,174,965
--------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)                960      1,064,804
--------------------------------------------------------------
GFI Informatique
  (Computers-Software & Services)(a)      4,300        529,593
--------------------------------------------------------------
Leon de Bruxelles (Restaurants)          12,000        972,325
--------------------------------------------------------------
Montupet (Auto Parts & Equipment)        40,400      1,795,329
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)            6,800      1,138,700
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FRANCE-(CONTINUED)

Promodes (Retail-Food Chains)             2,100   $  1,323,064
--------------------------------------------------------------
Publicis S.A.
  (Services-Advertising/Marketing)(a)     7,600      1,204,242
--------------------------------------------------------------
Renault S.A. (Automobiles)               17,700        756,928
--------------------------------------------------------------
Rexal S.A. (Distributors-Food &
  Health)                                 8,000        734,645
--------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)                13,600        622,000
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                               2,960        391,739
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                                7,900      1,305,832
--------------------------------------------------------------
Sopra S.A. (Services-Commercial &
  Consumer)                               4,610      1,494,139
--------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)             5,500        985,379
--------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)              15,700      1,812,071
--------------------------------------------------------------
Unilog S.A. (Services-Commercial &
  Consumer)                               2,220        787,475
--------------------------------------------------------------
                                                    25,833,551
--------------------------------------------------------------

GERMANY-11.20%

Allianz A.G.
  (Insurance-Multi-Line)                  3,020      1,036,409
--------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)                 14,500      1,152,045
--------------------------------------------------------------
BHF-Bank A.G. (Banks-Major
  Regional)                              31,700      1,220,999
--------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                              23,000        896,321
--------------------------------------------------------------
Henkel KGaA
  (Chemicals-Diversified)                11,600        991,723
--------------------------------------------------------------
Hugo Boss A.G.-Pfd.
  (Textiles-Apparel)                        250        389,705
--------------------------------------------------------------
Karstadt A.G. (Retail-Department
  Stores)                                 2,400      1,225,304
--------------------------------------------------------------
Krones A.G.
  (Machinery-Diversified)                 5,100        120,174
--------------------------------------------------------------
Krones A.G.-Pfd.
  (Machinery-Diversified)                11,900        298,381
--------------------------------------------------------------
Marschollek, Lautenschlaeger &
  Partner A.G.
  (Insurance-Life/Health)                 1,210        617,757
--------------------------------------------------------------
MobilCom A.G.
  (Telecommunications-Cellular/
  Wireless)                               2,300        669,947
--------------------------------------------------------------
Porsche A.G. (Automobiles)                  425        752,371
--------------------------------------------------------------
Sartorius A.G.
  (Electronics-Instrumentation)              85         25,678
--------------------------------------------------------------
Sartorius A.G.-Pfd.
  (Electronics-Instrumentation)           2,800        768,050
--------------------------------------------------------------
SER Systems A.G.
  (Computers-Software & Services)         4,160      1,271,802
--------------------------------------------------------------
Sixt A.G. (Financial-Diversified)         6,500      1,343,121
--------------------------------------------------------------
Teldafax (Telecommunications-Long
  Distance)(a)                           31,000      1,086,339
--------------------------------------------------------------
Teles A.G. (Electrical Equipment)(a)     12,500      1,412,301
--------------------------------------------------------------
                                                    15,278,427
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
GREECE-0.77%

STET Hellas Telecommunications
  S.A.-ADR
  (Telecommunications-
     Cellular/Wireless)(a)               39,800   $  1,044,750
--------------------------------------------------------------

HUNGARY-0.68%

Magyar Tavkozlesi ADR
  (Telecommunications- Long
  Distance)                              34,500        927,188
--------------------------------------------------------------

IRELAND-2.42%

Allied Irish Banks PLC
  (Banks-Regional)                      124,000      1,780,023
--------------------------------------------------------------
Bank of Ireland (Banks-Major
  Regional)                              53,000        973,632
--------------------------------------------------------------
Kingspan Group PLC (Engineering &
  Construction)                         187,100        547,808
--------------------------------------------------------------
                                                     3,301,463
--------------------------------------------------------------

ITALY-6.73%

AEM S.p.A. (Electric Companies)(a)    1,000,000      1,356,532
--------------------------------------------------------------
Assicurazioni Generali
  (Insurance-Multi-Line)                 27,600        984,434
--------------------------------------------------------------
Autogrill S.p.A (Restaurants)           114,300        856,762
--------------------------------------------------------------
Banca Commerciale Italiana
  (Banks-Major Regional)                 80,000        494,652
--------------------------------------------------------------
Banca di Roma (Banks-Major
  Regional)(a)                          390,000        680,238
--------------------------------------------------------------
Ciga S.p.A. (Lodging-Hotels)(a)         967,000        731,449
--------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)                227,600      1,225,816
--------------------------------------------------------------
Ericsson S.p.A. (Communications
  Equipment)                             18,500        755,428
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telephone)                           157,000        912,383
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       164,500      1,189,662
--------------------------------------------------------------
                                                     9,187,356
--------------------------------------------------------------

NETHERLANDS-7.22%

Athlon Groep N.V. (Retail-General
  Merchandise)                           22,000        624,264
--------------------------------------------------------------
Getronics N.V. (Computers-Software
  & Services)                            18,600        771,764
--------------------------------------------------------------
Heineken N.V.
  (Beverages-Alcoholic)                  26,400      1,406,360
--------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                   42,000      1,396,402
--------------------------------------------------------------
Koninklijke Numico N.V. (Foods)          20,400        802,763
--------------------------------------------------------------
Ordina Beheer N.V.-W.I.
  (Services-Commercial &
  Consumer)(a)                           59,000      1,535,175
--------------------------------------------------------------
Unit 4 (Computers-Software &
  Services)(a)                           27,700        562,068
--------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                     31,000      1,072,170
--------------------------------------------------------------
Wolters Kluwer N.V. (Specialty
  Printing)(a)                            8,700      1,686,155
--------------------------------------------------------------
                                                     9,857,121
--------------------------------------------------------------

NORWAY-1.84%

Ekornes A.S.A. (Household
  Furniture & Appliances)(a)             91,000        834,919
--------------------------------------------------------------
Merkantildata A.S.A
  (Services-Commercial & Consumer)       98,600        991,763
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
NORWAY-(CONTINUED)

Tomra Systems A.S.A.
  (Manufacturing-Specialized)            24,500   $    689,343
--------------------------------------------------------------
                                                     2,516,025
--------------------------------------------------------------

PORTUGAL-4.24%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)                 39,010      1,221,704
--------------------------------------------------------------
Electricidade de Portugal, S.A.
  (Water Utilities)                      50,000      1,257,360
--------------------------------------------------------------
Ibersol SGPS S.A. (Retail-Food
  Chains)                                10,500        964,437
--------------------------------------------------------------
Portugal Telecom S.A. (Telephone)        24,730      1,172,142
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular/Wireless)  6,350      1,170,248
--------------------------------------------------------------
                                                     5,785,891
--------------------------------------------------------------

SPAIN-4.94%

Baron de Ley, S.A.
  (Beverages-Alcoholic)(a)               38,300      1,279,749
--------------------------------------------------------------
Corp. Financiera Reunida, S.A.
  (Investment Management)(a)            156,200      1,874,711
--------------------------------------------------------------
Cortefiel S.A. (Retail-Department
  Stores)(a)                             26,000        642,568
--------------------------------------------------------------
Iberdrola S.A. (Electric
  Companies)                             82,500      1,332,913
--------------------------------------------------------------
Telefonica de Espana (Telephone)         23,800      1,074,981
--------------------------------------------------------------
TelePizza, S.A. (Restaurants)(a)         65,000        530,857
--------------------------------------------------------------
                                                     6,735,779
--------------------------------------------------------------

SWEDEN-3.97%

ADB-Gruppen Mandator A.B.
  (Services-Computer Systems)            11,450        367,034
--------------------------------------------------------------
Entra Data A.B.
  (Computers-Software & Services)        32,500        625,080
--------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications-Cellular &
  Wireless)                              13,600      1,177,074
--------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)             14,000        987,306
--------------------------------------------------------------
IBS A.B. (Computers-Software &
  Services)(a)                           52,250        790,550
--------------------------------------------------------------
Modul 1 Data A.B.
  (Services-Computer Systems)            25,300        819,112
--------------------------------------------------------------
WM-Data A.B.-Class B
  (Computers-Software & Services)        17,800        648,186
--------------------------------------------------------------
                                                     5,414,342
--------------------------------------------------------------

SWITZERLAND-4.84%

Adecco S.A. (Services-Commercial &
  Consumer)(a)                            2,100        837,147
--------------------------------------------------------------
Julius Baer Holding A.G.
  (Banks-Major Regional)(a)                 400      1,225,454
--------------------------------------------------------------
Nestle S.A. (Foods)                         520      1,105,566
--------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                         800      1,441,016
--------------------------------------------------------------
UBS A.G. (Banks-Major Regional)(a)        2,900        795,327
--------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)(a)               1,980      1,202,968
--------------------------------------------------------------
                                                     6,607,478
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
UNITED KINGDOM-14.06%

Admiral PLC (Services-Computer
  Systems)                               40,300   $    654,024
--------------------------------------------------------------
British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)              88,000      1,291,216
--------------------------------------------------------------
Cable & Wireless Communications
  PLC (Broadcasting-Television,
  Radio, & Cable)(a)                    110,000        828,175
--------------------------------------------------------------
Cattles PLC (Consumer Finance)          145,000      1,460,432
--------------------------------------------------------------
DIAGONAL PLC (Services-Computer
  Systems)                               32,200        474,084
--------------------------------------------------------------
Druid Group PLC
  (Computers-Software & Services)        10,300        168,450
--------------------------------------------------------------
Firth Rixson PLC (Metal
  Fabricators)                          487,000        839,234
--------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                              93,000      1,370,027
--------------------------------------------------------------
Jarvis PLC (Engineering &
  Construction)                         165,000      1,739,167
--------------------------------------------------------------
Kingfisher PLC (Retail-Department
  Stores)                               139,000      1,219,767
--------------------------------------------------------------
Kwik-Fit Holdings PLC
  (Services-Commercial & Consumer)      166,500      1,381,696
--------------------------------------------------------------
Logica PLC (Computer
  Software/Services)                     10,700        361,172
--------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                              15,700        110,060
--------------------------------------------------------------
Nestor Healthcare Group PLC
  (Services-Commercial & Consumer)      177,000      1,101,623
--------------------------------------------------------------
Orange PLC (Telecommunications)(a)       83,000        771,399
--------------------------------------------------------------
Parity PLC (Services-Commercial &
  Consumer)                              73,800        558,099
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Pearson PLC (Specialty Printing)         35,000   $    610,172
--------------------------------------------------------------
Select Appointments Holdings PLC
  (Services-Commercial & Consumer)       78,000        687,736
--------------------------------------------------------------
Somerfield PLC (Retail-Food
  Chains)                               170,000      1,092,187
--------------------------------------------------------------
Unilever PLC (Foods)                    106,000      1,064,079
--------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
    Cellular/Wireless)                  105,000      1,405,387
--------------------------------------------------------------
                                                    19,188,186
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (cost
      $125,897,613)                                120,831,822
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
REPURCHASE AGREEMENTS-9.71%(C)
Dean Witter Reynolds, Inc. 5.55%,
  11/02/98(d)                       $10,000,000   $ 10,000,000
--------------------------------------------------------------
SBC Warburg Dillion Read Inc.
  5.40%, 11/02/98(e)                  3,257,518      3,257,518
--------------------------------------------------------------
    Total Repurchase Agreements
      (cost $13,257,518)                            13,257,518
--------------------------------------------------------------
TOTAL INVESTMENTS-98.27%                           134,089,340
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.73%                                  2,357,011
--------------------------------------------------------------
NET ASSETS-100.00%                                $136,446,351
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933 as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 10/31/98 was $529,200 which represented 0.39% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $307,841,000 U.S. Government obligations, 0% to 10.35% due 11/06/98 to 01/21/28 with an aggregate market value at 10/31/98 of $306,000,942.
(e) Joint repurchase agreement entered into 10/30/98 with a maturing value of $1,300,585,000. Collateralized by $2,856,569,000 U.S. Government
    obligations, 0% to 5.50% due 11/15/98 to 02/15/25 with an aggregate market value at 10/31/98 of $1,326,231,109.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
$139,155,131)                                  $134,089,340
-----------------------------------------------------------
Foreign currencies, at value (cost
  $2,862,619)                                     2,886,110
-----------------------------------------------------------
Receivables for:
  Investments sold                                2,615,467
-----------------------------------------------------------
  Capital stock sold                              1,917,359
-----------------------------------------------------------
  Dividends and interest                            145,502
-----------------------------------------------------------
  Investment for deferred compensation plan           2,762
-----------------------------------------------------------
Other assets                                         85,307
-----------------------------------------------------------
    Total assets                                141,741,847
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           4,143,494
-----------------------------------------------------------
  Capital stock reacquired                          772,184
-----------------------------------------------------------
  Deferred compensation                               2,762
-----------------------------------------------------------
Accrued advisory fees                               198,655
-----------------------------------------------------------
Accrued administrative services fees                  6,831
-----------------------------------------------------------
Accrued directors' fees                                 600
-----------------------------------------------------------
Accrued distribution fees                            70,853
-----------------------------------------------------------
Accrued transfer agent fees                          53,023
-----------------------------------------------------------
Accrued operating expenses                           47,094
-----------------------------------------------------------
    Total liabilities                             5,295,496
-----------------------------------------------------------
Net assets applicable to shares outstanding    $136,446,351
-----------------------------------------------------------

NET ASSETS:

Class A                                        $ 76,686,007
===========================================================
Class B                                        $ 50,121,362
===========================================================
Class C                                        $  9,638,982
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     5,916,086
===========================================================
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     3,893,529
===========================================================
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       748,267
===========================================================
Class A:
  Net asset value and redemption price per
  share                                        $      12.96
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.96 / 94.50%)       $      13.71
===========================================================
Class B:
  Net asset value and offering price per
  share                                        $      12.87
===========================================================
Class C:
  Net asset value and offering price per
  share                                        $      12.88
===========================================================

STATEMENT OF OPERATIONS

For the period November 3, 1997 (date operations commenced) through October 31, 1998

INVESTMENT INCOME:

Dividends (net of $67,274 foreign withholding
  tax)                                          $    404,466
------------------------------------------------------------
Interest                                             366,446
------------------------------------------------------------
    Total investment income                          770,912
------------------------------------------------------------

EXPENSES:

Advisory fees                                        524,657
------------------------------------------------------------
Administrative services fees                          69,060
------------------------------------------------------------
Custodian fees                                       153,804
------------------------------------------------------------
Directors' fees                                        7,006
------------------------------------------------------------
Distribution fees-Class A                            117,376
------------------------------------------------------------
Distribution fees-Class B                            184,287
------------------------------------------------------------
Distribution fees-Class C                             32,622
------------------------------------------------------------
Transfer agent fees-Class A                          106,237
------------------------------------------------------------
Transfer agent fees-Class B                           72,292
------------------------------------------------------------
Transfer agent fees-Class C                           10,241
------------------------------------------------------------
Other                                                 91,330
------------------------------------------------------------
    Total expenses                                 1,368,912
------------------------------------------------------------
Less: Fees waived and reimbursed by advisor         (114,120)
------------------------------------------------------------
   Expenses paid indirectly                           (2,373)
------------------------------------------------------------
    Net expenses                                   1,252,419
------------------------------------------------------------
Net investment income (loss)                        (481,507)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (6,487,566)
------------------------------------------------------------
  Foreign currencies                                 482,355
------------------------------------------------------------
                                                  (6,005,211)
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                           (5,065,791)
------------------------------------------------------------
  Foreign currencies                                 (14,426)
------------------------------------------------------------
                                                  (5,080,217)
------------------------------------------------------------
    Net gain (loss) from investment securities
      and foreign
      currencies                                 (11,085,428)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $(11,566,935)
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period November 3, 1997 (date operations commenced) through October 31, 1998

OPERATIONS:

  Net investment income (loss)                                $   (481,507)
--------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
  foreign currencies                                            (6,005,211)
--------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
  securities and foreign currencies                             (5,080,217)
--------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
     operations                                                (11,566,935)
--------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     82,027,769
--------------------------------------------------------------------------
    Class B                                                     55,436,905
--------------------------------------------------------------------------
    Class C                                                     10,548,612
--------------------------------------------------------------------------
  Net increase in net assets                                   136,446,351
--------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                   --
--------------------------------------------------------------------------
  End of period                                               $136,446,351
==========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $147,994,681
--------------------------------------------------------------------------
  Undistributed net investment income (loss)                        19,453
--------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (6,487,566)
--------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (5,080,217)
--------------------------------------------------------------------------
                                                              $136,446,351
==========================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM European Development Fund, AIM Asian Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund commenced operations on November 3, 1997. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $500,960, undistributed net realized gains decreased by $482,355 and paid-in capital decreased by $18,605 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $5,858,927 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets and 0.175% of the Fund's average daily net assets over $500 million. During the period November 3, 1997 (date operations commenced) through October 31, 1998, AIM waived fees of $114,120.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period November 3, 1997 (date operations commenced) through October 31, 1998, AIM was reimbursed $69,060 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the period November 3, 1997 (date operations commenced) through October 31, 1998, AFS was paid $113,409 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period November 3, 1997 (date operations commenced) through October 31, 1998, the Class A, Class B, and Class C shares paid AIM Distributors $117,376, $184,287 and $32,622, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $207,603 from sales of the Class A shares of the Fund during the period November 3, 1997 (date operations commenced) through October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period November 3, 1997 (date operations commenced) through October 31, 1998, AIM Distributors received commissions of $7,299 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period November 3, 1997 (date operations commenced) through October 31, 1998, the Fund incurred legal fees of $2,662 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period November 3, 1997 (date operations commenced) through October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $533 and $1,840, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,373 during the period November 3, 1997 (date operations commenced) through October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) 10% of total assets. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period November 3, 1997 (date operations commenced) through October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period November 3, 1997 (date operations commenced) through October 31, 1998 was $178,761,660 and $46,376,480, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  4,903,217
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (10,654,907)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ (5,751,690)
---------------------------------------------------------

Cost of investments for tax purposes is $139,841,030.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the period November 3, 1997 (date operations commenced) through October 31, 1998 were as follows:

                                        OCTOBER 31, 1998
                                   --------------------------
                                     SHARES         AMOUNT
                                   ----------    ------------
Sold:
  Class A                          11,368,616    $156,555,432
-------------------------------------------------------------
  Class B                           4,734,982      66,433,513
-------------------------------------------------------------
  Class C                           1,685,991      23,251,599
-------------------------------------------------------------
Reacquired:
  Class A                          (5,452,530)    (74,527,663)
-------------------------------------------------------------
  Class B                            (841,453)    (10,996,608)
-------------------------------------------------------------
  Class C                            (937,724)    (12,702,987)
-------------------------------------------------------------
                                   10,557,882    $148,013,286
=============================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the period November 3, 1997 (date operations commenced) through October 31, 1998.

                                                              CLASS A     CLASS B     CLASS C
                                                              -------     -------     -------
Net asset value, beginning of period                          $ 10.00     $ 10.00     $ 10.00
------------------------------------------------------------  -------     -------     -------
Income from investment operations:
  Net investment income (loss)                                  (0.08)(a)   (0.18)(a)   (0.18)(a)
------------------------------------------------------------  -------     -------     -------
  Net gains on securities (both realized and unrealized)         3.04        3.05        3.06
------------------------------------------------------------  -------     -------     -------
        Total from investment operations                         2.96        2.87        2.88
------------------------------------------------------------  -------     -------     -------
Net asset value, end of period                                $ 12.96     $ 12.87     $ 12.88
============================================================  =======     =======     =======
Total return(b)                                                 29.60%      28.70%      28.80%
============================================================  =======     =======     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $76,686     $50,121     $ 9,639
============================================================  =======     =======     =======
Ratio of expenses to average net assets(c)(d)                    1.98%       2.72%       2.72%
============================================================  =======     =======     =======
Ratio of net investment income (loss) to average net
  assets(d)(e)                                                  (0.58)%     (1.32)%     (1.32)%
============================================================  =======     =======     =======
Portfolio turnover rate                                            93%         93%         93%
============================================================  =======     =======     =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.15% (annualized) and 2.89% (annualized) and 2.89% (annualized) for Class A, Class B and Class C, respectively.
(d) Ratios are annualized and based on average net assets of $33,536,138, $18,428,720 and $3,262,215, for Class A, Class B and Class C shares, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.75)% (annualized), (1.49)% (annualized) and (1.49)% (annualized) for Class A, Class B and Class C, respectively.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.

                     We have audited the accompanying statement of assets and liabilities of the AIM European Development Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1998, and the related statement of operations, changes in net assets, and financial highlights for the period November 3, 1997 (date operations commenced) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM European Development Fund as of October 31, 1998, the results of its operations, changes in its net assets and financial highlights for the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with generally accepted accounting principles.


                                               KPMG Peat Marwick LLP

                     December 4, 1998
                     Houston, Texas

                                                            Directors & Officers

BOARD OF DIRECTORS                               OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                           11 Greenway Plaza
Chairman                                         Chairman                                   Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                               Carol F. Relihan                           Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                SUB-ADVISOR
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                      INVESCO Global Asset Management Limited
                                                                                            Cedar House
Edward K. Dunn Jr.                               Dana R. Sutton                             41 Cedar Ave.
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer     Hamilton, HM12 Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and         Robert G. Alley                            TRANSFER AGENT
President, Mercantile Bankshares                 Vice President
                                                                                            A I M Fund Services, Inc.
Jack Fields                                      Melville B. Cox                            P.O. Box 4739
Chief Executive Officer                          Vice President                             Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                  Jonathan C. Schoolar                       CUSTODIAN
of the U.S. House of Representatives             Vice President
                                                                                            State Street Bank and Trust Company
Carl Frischling                                  Renee A. Friedli                           225 Franklin Street
Partner                                          Assistant Secretary                        Boston MA 02110
Kramer, Levin, Naftalis & Frankel
                                                 P. Michelle Grace                          COUNSEL TO THE FUND
Robert H. Graham                                 Assistant Secretary
President and Chief Executive Officer                                                       Ballard Spahr
A I M Management Group Inc.                      Jeffrey H. Kupor                           Andrews & Ingersoll, LLP
                                                 Assistant Secretary                        1735 Market Street
Prema Mathai-Davis                                                                          Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;     Nancy L. Martin
Commissioner, New York City Dept. for the        Assistant Secretary                        COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of         Ofelia M. Mayo                             Kramer, Levin, Naftalis & Frankel
New York State                                   Assistant Secretary                        919 Third Avenue
                                                                                            New York, NY 10022
Lewis F. Pennock                                 Lisa A. Moss
Attorney                                         Assistant Secretary                        DISTRIBUTOR

Ian W. Robinson                                  Kathleen J. Pflueger                       A I M Distributors, Inc.
Consultant; Formerly Executive                   Assistant Secretary                        11 Greenway Plaza
Vice President and                                                                          Suite 100
Chief Financial Officer                          Samuel D. Sirko                            Houston, TX 77046
Bell Atlantic Management                         Assistant Secretary
Services, Inc.                                                                              AUDITORS
                                                 Stephen I. Winer
Louis S. Sklar                                   Assistant Secretary                        KPMG Peat Marwick LLP
Executive Vice President                                                                    700 Louisiana
Hines Interests                                  Mary J. Benson                             Houston, TX 77002
Limited Partnership                              Assistant Treasurer

                           THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS                   A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)            AIM Advisor International Value Fund         leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Asian Growth Fund                        since 1976 and managed approximately $91
AIM Capital Development Fund             AIM Developing Markets Fund(2)               billion in assets for more than 5.5 million
AIM Constellation Fund                   AIM Emerging Markets Fund(2)                 shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)          AIM Europe Growth Fund(2)                    corporate clients, and financial institutions
AIM Select Growth Fund(3)                AIM European Development Fund                as of September 30, 1998.
AIM Small Cap Growth Fund(2), (B)        AIM International Equity Fund                    The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund         AIM International Growth Fund(2)             Trademark-- is distributed nationwide, and AIM
AIM Value Fund                           AIM Japan Growth Fund(2)                     today is the 11th-largest mutual fund complex
AIM Weingarten Fund                      AIM Latin American Growth Fund(2)            in the U.S. in assets under management,
                                         AIM New Pacific Growth Fund(2)               according to Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                                 mutual fund monitor.
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund               AIM Global Growth Fund
AIM Advisor Real Estate Fund             AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)             GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                         AIM Global Growth & Income Fund(2)
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                  GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                   AIM Global Government Income Fund(2)
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund           AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                  AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund(2)
                                         AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                       AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


EDF-AR-1